UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2003

CAMDEN NATIONAL CORPORATION

(Exact name of Registrant as specified in charter)

MAINE	01-28190	01-0413282
(State or other Jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

Two Elm Street, Camden, Maine	04843
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code) (207) 236-8821

Item 7 — Financial Statements and Exhibits

(c)	Exhibits.

99.1	Third quarter 2003 shareholder letter and financial summary

Item 12 — Results of Operations and Financial Condition

Camden National Corporation releases quarterly shareholder letter and financial summary for the third quarter of 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

CAMDEN NATIONAL CORPORATION

By:	/s/ GREGORY A. DUFOUR	Date: October 31, 2003

Gregory A. Dufour Senior Vice President – Finance, Operations & Technology and Principal Financial & Accounting Officer